UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported):December 16, 2003

Reading International, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	1-8625 (Commission File Number)	95-3885184 (IRS Employer Identification No.)

550 S. Hope Street, Suite 1825, Los Angeles, California (Address of Principal Executive Offices)	90071 (Zip Code)

Registrant’s telephone number, including area code (213) 235-2240

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure

On December 16, 2003, Reading International, Inc. issued a press release announcing the recognition of its 50-acre property in Burwood Heights in Melbourne, Australia as a “major activity center.” A copy of this press release is furnished as Exhibit 99.1 to this current report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

READING INTERNATIONAL, INC.
Date: December 16, 2003	By: Name: Title:	/s/ Andrzej Matyczynski Andrzej Matyczynski Chief Financial Officer

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